SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                              August 29, 1997
               (Date of Report, date of earliest event reported)


                                  VALHI, INC.
             (Exact name of Registrant as specified in its charter)


              Delaware              1-5467               87-0110150
           State or other         (Commission         (IRS Employer
           jurisdiction of        File Number)        Identification
           incorporation)                                  No.)


            5430 LBJ Freeway, Suite 1700, Dallas, TX     75240-2697
            (Address of principal executive offices)     (Zip Code)


                                (972) 233-1700
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)


Item 5: Other Events

        On August 29, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibit

             Item No.         Exhibit Index

             99.1      Press release dated August 29, 1997
                       issued by the Registrant


                                   SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 VALHI, INC.
                                 (Registrant)



                                 By: /s/ Steven L. Watson
                                      Steven L. Watson
                                      Vice President & Secretary


Dated:  August 29, 1997